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EXHIBIT 23.4

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CONSENT OF COUNSEL

The undersigned hereby consents to the use of his name in the Prospectus forming a part of Pre-effective Amendment No. 7 to the Registration Statement on Form S-1 to which this consent is an exhibit.

/s/

Patrick F. McGrew, Esquire

Baton Rouge, Louisiana

June 18, 2001